                                          [CONFORMED COPY]

                                  EIGHTH WAIVER
                                  -------------



          EIGHTH WAIVER (the "Waiver"), dated as of December 23, 1993, among COLTEC INDUSTRIES INC (the "Company") and the financial institutions party to the Credit Agreement referred to below (the "Banks"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.


                              W I T N E S S E T H :
                              - - - - - - - - - -


          WHEREAS, the Company, the Banks, Bankers Trust Company, Chemical Bank (as successor by merger with Manufacturers Hanover Trust Company), Barclays Bank PLC, New York Branch, and Credit Lyonnais New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent, are parties to a Credit Agreement, dated as of March 24, 1992, as amended to the date hereof (as so amended, the "Credit Agreement"); and

          WHEREAS, the parties hereto wish to waive certain provisions of the Credit Agreement as herein provided;

          NOW, THEREFORE, it is agreed:

          1. Notwithstanding anything to the contrary contained in Section 9.02 or any other provision of the Credit Agreement or any other Credit Document, CFPI Inc., a Delaware corporation and a direct Wholly-Owned Subsidiary of CII Holdings Inc. ("CFPI"), and CPFM Inc., a Delaware corporation and a direct Wholly-Owned Subsidiary of CFPI ("CPFM"), each an indirect Wholly-Owned Subsidiary of the Company, shall each be permitted to merge with and into the Company (the "Merger") provided that (i) the Company shall be the surviving corporation and shall be named "Coltec Industries Inc.", (ii) the Merger shall be consummated on or prior to January 10, 1994 and (iii) prior to the Merger, the Administrative Agent and the Banks shall have received a certificate signed by the president or any vice president of the Company certifying copies of the Certificate of Merger and the Agreement of Merger providing for such Merger and any other documents relating to the consummation of such Merger (collectively, the "Merger Documents"), and such Merger Documents shall comply with Section
9.13 of the Credit

Agreement and be satisfactory in form and substance to the Administrative Agent.

          2. The Banks hereby acknowledge that upon the consummation of the Merger in accordance with this Waiver, the Collateral Agent may release from pledge under the Subsidiaries Pledge Agreement the stock certificates repre-senting all of the issued and outstanding shares of capital stock of CFPI and CPFM, respectively.

          3. Notwithstanding anything to the contrary contained in Section 9.13(iii) of the Credit Agreement or any other provision of the Credit Agreement or any other Credit Document, Coltec Holdings Inc. shall be permitted to amend its Certificate of Incorporation to reduce the number of shares of authorized common stock from 80,000 shares to 10,000 shares and to eliminate all of its authorized preferred stock, presently consisting of 2,000,000 shares.

          4.   Notwithstanding anything to the contrary contained in Section
9.17 of the Credit Agreement or any other provision of the Credit Agreement or any other Credit Document, the Company shall be permitted to create a new subsidiary in Barbados ("Newco") in order to effect the Foreign Merger (as defined below), provided that the Administrative Agent and the Banks shall have received a certificate signed by the president or any vice president of the Company certifying copies of any relevant corporate organizational documents prepared in connection with the incorporation of Newco (collectively, the "Newco Documents"), and such Newco Documents shall be satisfactory in form and substance to the Administrative Agent.

          5.   Notwithstanding anything to the contrary contained in Section
9.02 or any other provision of the Credit Agreement or any other Credit Document, Coltec International Inc. shall be permitted to merge with and into Newco (the "Foreign Merger") provided that (i) the Foreign Merger shall be consummated on or prior to January 10, 1994 and (ii) at the time of the Foreign Merger, the Administrative Agent and the Banks shall have received a certificate signed by the President or any Vice President of the Company certifying copies of the Certificate of Merger providing for such Foreign Merger and any other documents relating to the consummation of such Foreign Merger (collectively, the "Foreign Merger Documents") and such Foreign Merger Documents shall comply with
Section 9.13 of the Credit Agreement and be satisfactory in form and substance to the Administrative Agent.

          6. The Banks hereby acknowledge that upon the consummation of the Foreign Merger in accordance with this Waiver, and the pledge of 66% of the issued and outstanding shares of capital stock of Newco, the Collateral Agent may release from pledge under the Company Pledge Agreement the stock certificates representing 66% of the issued and outstanding shares of capital stock of Coltec International, Inc.

          7. In order to induce the Banks to enter into this Waiver, the Company hereby (i) makes each of the representations, warranties and agreements contained in Section 7 of the Credit Agreement and (ii) represents and warrants that there exists no Default or Event of Default, in each case on the Waiver Effective Date (as defined herein) both before and after giving effect to this Waiver.

          8. This Waiver is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          9. This Waiver may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Company and the Administrative Agent.

          10. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         11. This Waiver shall become effective on the date (the "Waiver Effective Date") when the Company and the Required Banks shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of facsimile) the same to the Administrative Agent at the Notice Office.

         12.   From and after the effective date of this Waiver as set forth in
Section 7 hereof, all references in the Credit Agreement and the other Credit Documents to the Credit Agreement shall be deemed to be references to such Credit Agreement as modified hereby.

          IN WITNESSES WHEREOF, each of the parties hereto has caused a counterpart of this Waiver to be duly executed and delivered as of the date first above written.


                                             COLTEC INDUSTRIES INC



                                             By  Paul Schoen
                                                 ------------------------------
                                                 Title: Executive Vice
                                                        President & Treasurer

                                             BANKERS TRUST COMPANY,
                                               Individually, as Agent, as
                                               Mortgagee and as
                                               Administrative Agent



                                             By  Mary Kay Coyle
                                                 ------------------------------
                                                 Title: Vice President


                                             CHEMICAL BANK
                                               (as successor by merger with
                                               Manufacturers Hanover Trust
                                               Company), Individually, and
                                               as Agent



                                             By  William M. Lane
                                                 ------------------------------
                                                 Title: Managing Director


                                             BARCLAYS BANK PLC, NEW YORK
                                               BRANCH, Individually, and
                                               as Agent



                                             By  John Giammone
                                                 ------------------------------
                                                 Title: Director

                                             CREDIT LYONNAIS NEW YORK
                                               BRANCH, Individually, and
                                               as Agent



                                             By  Mark Campellone
                                                 ------------------------------
                                                 Title: Vice President


                                             CREDIT LYONNAIS CAYMAN ISLAND
                                               BRANCH



                                             By  Mark Campellone
                                                 ------------------------------
                                                 Title: Authorized Signature
                                                        Vice President

                                             THE BANK OF MONTREAL



                                             By  Glen A. Pole
                                                 ------------------------------
                                                 Title: Director


                                             THE BANK OF NEW YORK



                                             By  William A. Kerr
                                                 ------------------------------
                                                 Title: Vice President


                                             THE BANK OF TOKYO TRUST
                                               COMPANY



                                             By
                                                 ------------------------------
                                                 Title:

                                             BANQUE FRANCAISE DU COMMERCE
                                               EXTERIEUR



                                             By  David Kopp
                                                 ------------------------------
                                                 Title: Vice President


                                             BANQUE PARIBAS



                                             By
                                                 ------------------------------
                                                 Title:



                                             By
                                                 ------------------------------
                                                 Title:


                                             THE CHASE MANHATTAN BANK, N.A.



                                             By  George Hansen
                                                 ------------------------------
                                                 Title: Vice President


                                             COMMONWEALTH BANK OF AUSTRALIA



                                             By  Peter F. Ewers
                                                 ------------------------------
                                                 Title: First Vice President


                                             EATON VANCE PRIME RATE
                                               RESERVES



                                             By  Barbara Campbell
                                                 ------------------------------
                                                 Title: Assistant Treasurer

                                             THE FUJI BANK, LIMITED,
                                               New York Branch



                                             By
                                                 ------------------------------
                                                 Title:


                                             GIROCREDIT BANK, New York
                                               Branch



                                             By
                                                 ------------------------------
                                                 Title:


                                             THE INDUSTRIAL BANK OF JAPAN,
                                               LIMITED, New York Branch



                                             By  Tsuneki Hara
                                                 ------------------------------
                                                 Title: Joint General Manager


                                             THE LONG-TERM CREDIT BANK
                                               OF JAPAN, LIMITED, NEW
                                               YORK BRANCH



                                             By  Mitsuo Matsunaga
                                                 ------------------------------
                                                 Title: Vice President


                                             THE MITSUBISHI TRUST AND
                                               BANKING CORPORATION



                                             By  Patricia Loret de Mola
                                                 ------------------------------
                                                 Title: Senior Vice President

                                             THE NIPPON CREDIT BANK, LTD.,
                                               New York Branch



                                             By Ronald A. Fisher
                                                ------------------------------
                                                Title: Vice President


                                             UNION BANK OF FINLAND LIMITED,
                                                 Grand Cayman Branch



                                             By  Durval Araujo
                                                 ------------------------------
                                                 Title: Vice President



                                             By  James Kyprios
                                                 ------------------------------
                                                 Title: Senior Vice President


                                             VAN KAMPEN MERRITT PRIME
                                               RATE INCOME TRUST



                                             By
                                                 ------------------------------
                                                 Title:


                                             ARAB BANKING CORP.



                                             By  Louise Bilbro
                                                 ------------------------------
                                                 Title: Vice President

                                             BAHRAIN MIDDLE EAST BANK E.C.
                                               New York Agency



                                             By  Matthews Kuruvilla
                                                 ------------------------------
                                                 Title: General Manager/
                                                        Senior Vice President



                                             By  Audrey Brown
                                                 ------------------------------
                                                 Title: AVP


                                             BANK OF IRELAND



                                             By  Randolph Ross
                                                 ------------------------------
                                                 Title: Vice President


                                             THE BANK OF NOVA SCOTIA



                                             By  Stephen Lockhart
                                                 ------------------------------
                                                 Title: Vice President


                                             BANK OF SCOTLAND



                                             By
                                                 ------------------------------
                                                 Title:

                                             MERRILL LYNCH PRIME FUND INC.



                                             By  John R. Lennon
                                                 ------------------------------
                                                 Title: Authorized Signatory


                                             MERRILL LYNCH PRIME RATE PORTFOLIO
                                               BY MERRILL LYNCH INVESTMENT
                                               MANAGEMENT, INC., as investment
                                               advisor



                                             By
                                                 ------------------------------
                                                 Title:


                                             RESTRUCTURED OBLIGATION BACKED
                                               BY SENIOR ASSETS B.V.



                                             By
                                                 ------------------------------
                                                 Title:


                                             RYOSHIN LEASING (USA) INC.



                                             By
                                                 ------------------------------
                                                 Title:


                                             STICHTING RESTRUCTURED
                                               OBLIGATIONS BACKED BY SENIOR
                                               ASSETS 2 (ROSA2)
                                               (Chancellor)



                                             By
                                                 ------------------------------
                                                 Title:

                                             TOKYO CITY FINANCE (ASIA)
                                               LIMITED



                                             By
                                                 ------------------------------
                                                 Title:


                                             TOKYO TRUST AND BANKING
                                               COMPANY, LTD. New York Branch



                                             By
                                                 ------------------------------
                                                 Title:


                                             TRAVELERS INSURANCE COMPANY


                                             By
                                                 ------------------------------
                                                 Title: